                                                                  EXHIBIT 99.APP


                                  Exhibit 27(e)



         Application for Flexible Premium Variable Life Insurance Policy

A History Of Performance(R)                                WRL PRIORITY:
                                                           P.O. BOX 9026
[WRL(R) LOGO]                                        CLEARWATER, FL 33758-9026

Western Reserve Life Assurance Co. of Ohio       STREET ADDRESS-USE FOR CARRIER
                                                      OTHER THAN POST OFFICE:
                                                       570 CARILLON PARKWAY
                                                  ST. PETERSBURG, FLORIDA 33716

                                                          1-800-443-9975

                         APPLICATION FOR LIFE INSURANCE

Agent Name:_____________________________________________________________________

Agent Number:___________________________________________________________________

Broker/Dealer:__________________________________________________________________

Date Faxed: (If Applicable)_____________________________________________________

Amount of initial premium with application      $ ____ , _______ , ______ . ____

Amount to be applied to application
                   ________________________
                                                $ ____ , _______ , ______ . ____
                   ________________________

                   ________________________
                                                $ ____ , _______ , ______ . ____
                   ________________________

Owner E-Mail:___________________________________________________________________

                        DO:                                                  AGENT COMMENTS
[ ] Complete the entire application (front and back).
[ ] Print application in black ink.                            _____________________________________________
[ ] Have applicant initial all changes.
[ ] Obtain all required signatures.                            _____________________________________________
[ ] Complete and sign the Agents Report.
[ ] Include certification if a trust is owner of the policy.   _____________________________________________
[ ] Section 5,6 & 13, Page 2: If additional space is
    required firmly attach a separate page.                    _____________________________________________

                      DO NOT:
[ ] Use pencil or whiteout.                                    _____________________________________________
[ ] Accept or send money on applications that total
    more than $1,000,000.00                                    _____________________________________________
[ ] Submit an agent check as the initial premium.
[ ] Submit starter checks or deposit                           _____________________________________________
    slips for electronic (bank draft) withdrawals.
                                                               _____________________________________________
                                                                  (For additional space, see reverse)

                              ADDITIONAL COMMENTS

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

CMC__________   AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS

                              ATTACH VOIDED SAMPLE
                                OF YOUR PERSONAL
                                   CHECK HERE

To: Banks which agree to honor charges in the form of checks, draft or debits ACH electronic fund transfers.

So that you may comply with your depositor's authorization and direction as set forth below, Western Reserve Life Assurance Co. of Ohio agrees:

     1. To indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check or draft, whether or not genuine, or payment of any preauthorized ACH electronic fund transfer debit received by you in the regular course of business for the purpose of payment to this Company, including any cost or expenses reasonably incurred in connection therewith.

     2. In the event that any such check, draft or debit shall be dishonored whether with or without cause, and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in a forfeiture of the insurance.

     3. To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request, or in any manner arising by reason of your participation in the foregoing plan of premium collections.

                                      WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Authorized in a resolution adopted                 /s/ William H Geiger
by the Executive Committee of the                        Secretary
Board of Directors of WESTERN
RESERVE LIFE ASSURANCE CO. OF OHIO
on October 29, 1991.

TO: WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

As a convenience to me, I hereby request and authorize you to obtain payment of amounts becoming due you by initiating charges in the form of check, drafts or debits via ACH electronic fund transfers on my account maintained at the

___________________________________        _____________________________________
          (Name of Bank)                             (Address of Bank)

for the payment of each monthly premium under Policy                      LIST ANY OTHER POLICIES TO BE PAID
No.________________ on the life of _________________________               BY SAME CHECK, DRAFT OR DEBIT
This authority is to remain in effect until revoked by me in writing,
and until you actually receive such notice, I agree that you              __________________________________
shall be fully protected in drawing any such check or draft or
initiating such debit. I understand that if any such check, draft         __________________________________
or debit be dishonored by my Bank and any monthly amount due to
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO is not paid within the         __________________________________
time stipulated in the policy, said policy shall become null and
void except as otherwise provided therein.                                __________________________________

                                                                AUTHORIZATION FOR PREAUTHORIZED
                                                                          PAYMENTS TO:
                                                               WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                                             P.O. BOX 9026, CLEARWATER, FL 33758-9026

"I elect __________ day (select 1 to 27) of         As a convenience to me, I hereby request and authorize you to pay
each month to have the payment of $ _________       and charge to my bank checking account checks or drafts drawn by
taken from my account. If no date is indicated      and payable to the order of WESTERN RESERVE LIFE ASSURANCE CO. OF
the draft date will be the policy issue date."      OHIO or to debit my account identified above via ACH electronic fund transfers provided there are sufficient collected funds in said account to pay the same upon presentation. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such check, draft or debit. I further agree that if any such draft or debit be check, dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.

                                                         _____________________ 1 (X)_________________________

                                                         _____________________ 2 (X)_________________________

                                                          Both Authorized Signatures Required on Joint Accts.

                          THIS PAGE IS
                       INTENTIONALLY BLANK

LIFE APPLICATION-PART 1 WRL - Western Reserve Life Assurance Co. of Ohio, P.O. Box 9026, Clearwater, FL 33758-9026

SECTION 1. PROPOSED PRIMARY INSURED/OWNER [ ] Check if Proposed Primary Insured
                                              is also the Owner

IF PROPOSED CONTINGENT OWNER IS NAMED, PLEASE USE ADDITIONAL INFORMATION PAGES.

1. Last Name                        First Name                              M.I.

2. Address             Apt#              City         State             Zip Code

3. Years at Address

4. Home Phone            (             )

5. Driver License Number                        State

6. Sex                      [ ] Male [ ] Female

7. Date of Birth            M M - D D - Y Y Y Y

8. Insurable Age

9. Place of Birth - State/Country

10. Social Security Number

11. Height          ft           in

12. Weight          lbs

13. Marital Status

14. Employer                                    Years

15. Occupation & Duties

16. Employer's Address

17. Business Phone Number           (               )   -

18. Have you used TOBACCO or any other product containing NICOTINE in the last 5 years? [ ] Yes [ ] No Date last used _____________

19. Rate Class Quoted: [ ] Preferred Elite  [ ] Preferred Plus  [ ] Preferred
    [ ] Non-Tobacco  [ ] Preferred Tobacco  [ ] Tobacco  [ ] Juvenile

SECTION 2. PROPOSED OTHER INSURED

IF MORE THAN ONE OTHER INSURED, PLEASE USE ADDITIONAL INFORMATION PAGES

1. Last Name                        First Name                              M.I.

2. Address             Apt#              City         State             Zip Code

3. Years at Address

4. Home Phone            (             )

5. Driver License Number                        State

6. Sex                      [ ] Male [ ] Female

7. Date of Birth            M M - D D - Y Y Y Y

8. Insurable Age

9. Place of Birth - State/Country

10. Social Security Number

11. Height          ft           in

12. Weight          lbs

13. Marital Status

14. Relationship to Proposed Insured

15. Employer                                    Years

16. Occupation & Duties

17. Employer's Address

18. Business Phone Number           (               )

19. Have you used TOBACCO or any other product containing NICOTINE in the last 5 years? [ ] Yes [ ] No Date last used _____________

20. Rate Class Quoted: [ ] Preferred Elite  [ ] Preferred Plus  [ ] Preferred
    [ ] Non-Tobacco  [ ] Preferred Tobacco  [ ] Tobacco  [ ] Juvenile

SECTION 3. APPLICANT/OWNER IF OTHER THAN THE PROPOSED PRIMARY INSURED

1. Last Name                        First Name                              M.I.

2. Address             Apt#              City         State             Zip Code

3. Home Phone            (             )

4. Social Security Number / Tax ID #

5. Date of Birth/Trust Date            M M - D D - Y Y Y Y

6. Relationship to the Proposed Primary Insured:

SECTION 4. CHILDREN'S INSURANCE RIDER

COVERAGE AMOUNT $ ___________, ____________

      Name          Relationship          Date of Birth       Height      Weight
---------------------------------------------------------------------------------
                                        M M - D D - Y Y Y Y   ft   in       lbs
---------------------------------------------------------------------------------
                                        M M - D D - Y Y Y Y   ft   in       lbs
---------------------------------------------------------------------------------
                                        M M - D D - Y Y Y Y   ft   in       lbs
---------------------------------------------------------------------------------

Are all children listed? [ ] Yes [ ] No Are children living with proposed primary insured? [ ] Yes [ ] No If not, explain why: _________________________

LIFE APPLICATION

SECTION 5. PRIMARY BENEFICIARY - IF PERCENTAGE SHARES ARE NOT LISTED BELOW, THEY
           WILL BE DIVIDED EQUALLY AMONG THE BENEFICIARIES

         Name           Percent    Relationship   Social Security Number/Tax ID#
--------------------------------------------------------------------------------
                                                      -         -
--------------------------------------------------------------------------------
                                                      -         -
--------------------------------------------------------------------------------
                                                      -         -
--------------------------------------------------------------------------------
                      TOTAL 100
--------------------------------------------------------------------------------

SECTION 6. CONTINGENT BENEFICIARY - IF PERCENTAGE SHARES ARE NOT LISTED BELOW,
           THEY WILL BE DIVIDED EQUALLY AMONG THE BENEFICIARIES

         Name           Percent    Relationship   Social Security Number/Tax ID#
--------------------------------------------------------------------------------
                                                      -         -
--------------------------------------------------------------------------------
                                                      -         -
--------------------------------------------------------------------------------
                                                      -         -
--------------------------------------------------------------------------------
                      TOTAL 100
--------------------------------------------------------------------------------

SECTION 7. PROPOSED PLAN OF INSURANCE:

1. [ ] Freedom Xcelerator

   [ ] Other ________________________________

2. Specified Amount:                    $ _________ , _________ , __________

3. Primary Insured Rider Plus           $ _________ , _________ , __________

4. Other Insured Rider                  $ _________ , _________ , __________

_________________________________       $ _________ , _________ , __________

5. ARE YOU APPLYING FOR MORE THAN ONE OTHER INSURED RIDER?

                    [ ] YES     [ ] NO

IF YES PLEASE USE ADDITIONAL INFORMATION PAGES

SECTION 8. DEATH BENEFIT OPTION

      [ ] A) Level Benefit

      [ ] B) Increasing Benefit

      [ ] C) Option B To Age 70 Then Grading Down to Level Death Benefit

SECTION 9. ADDITIONAL BENEFITS-PRIMARY INSURED ONLY

[ ] Death Benefit Extension Rider

[ ] Disability Waiver Rider

[ ] Disability Waiver of Premium Rider
        ($300 per month maximum) $ __________________

[ ] Accidental Death Benefit
        ($150,000 maximum) $ ____________ , ____________

[ ] Inflation Death Benefit Rider (only available with Option A)

SECTION 10. PREMIUMS PAYABLE

Planned Premium $ ____________, ___________. ___________

   [ ] Electronic (bank draft) _______ Draft Date (1st thru 27th)

   [ ] Direct Bill

         [ ] Single Premium           [ ] Quarterly

         [ ] Annual                   [ ] Monthly

         [ ] Semi-annual              [ ] Other

SECTION 11. SUBACCOUNT ALLOCATIONS

             FOR VARIABLE PLANS ONLY

USE L-APPSUPP SUBACCOUNT ALLOCATIONS FOR LIFE INSURANCE

SECTION 12. LIFE INSURANCE COMPLIANCE TEST

             (ONLY CHOOSE ONE)

 [ ] Cash Value Accumulation Test (CVAT)

 [ ] Guideline Premium Test

SECTION 13. OTHER INSURANCE IN FORCE FOR ALL PROPOSED INSUREDS

Does the proposed insured have existing life insurance policies or annuity contracts? [ ] Yes [ ] No

Proposed Insured Name       Company           Amount of insurance         Year issued          Replacement?
-----------------------------------------------------------------------------------------------------------
                                                                                                 Yes   No
-----------------------------------------------------------------------------------------------------------
                                                                                                 Yes   No
-----------------------------------------------------------------------------------------------------------
                                                                                                 Yes   No
-----------------------------------------------------------------------------------------------------------

IS THIS INTENDED TO BE A 1035 EXCHANGE?  [ ] Yes  [ ] No     Anticipated Cash
Value Transfer $ ___________ , ___________ , __________

1)  Has any proposed insured ever had life, disability or
    health insurance declined, rated, modified, issued with
    an exclusion rider, canceled, or not renewed? If yes
    please explain in REMARKS.                                   [ ] Yes  [ ] No

2) Will the insurance applied for on any proposed insured replace or change any existing life or annuity policy? If yes, complete replacement forms, if appropriate. [ ] Yes [ ] No

3)  Is there an application for life, accident or sickness
    insurance now pending or contemplated on any proposed
    insured in this or any other company? If yes, give details
    in Agent's Report, Question 3.                               [ ] Yes  [ ] No

LIFE APPLICATION-PART 2

SECTION 14. PERSONAL FINANCIAL STATEMENT FOR PROPOSED PRIMARY INSURED

A) Gross Income Current Yr           $ __________ , _________ , ___________

B) Gross Income Previous Yr          $ __________ , _________ , ___________

C) Source of Income  [ ] Employment     [ ] Retirement
   [ ] Inheritance   [ ] 1035 Exchange  [ ] Other _________________________

D) Current Net Worth                 $ __________ , _________ , ___________

For over $1 million applied coverage complete a separate financial questionnaire (Form #U00001 - 12/97)

15. COMPLETE FOR CORPORATION,PARTNERSHIP, OR TRUST

A) Current Estimated Market Value    $ __________ , _________ , ___________

B) Assets                  Liquid    $ __________ , _________ , ___________

                        Nonliquid    $ __________ , _________ , ___________

C) Liabilities                       $ __________ , _________ , ___________

D) Net Worth                         $ __________ , _________ , ___________

SECTION 16. MEDICAL QUESTIONS - EACH QUESTION MUST BE INDIVIDUALLY ASKED AND
            ANSWERED FOR EACH PROPOSED INSURED.

Give the details of "Yes" answers below. Identify question number; state signs, symptoms and diagnosis of each illness or injury. List the details and results of any treatment; List the name, full address and dates of each health care provider consulted.

To the best of your knowledge, has any Proposed Insured within the last 10 yrs had or been told by a member of the medical profession that he or she had, or has been treated for:

1)  Heart murmur, high blood pressure, chest pain, heart
    attack, stroke, or other disorder of the heart or
    circulatory system?                                          [ ] Yes  [ ] No

2)  Asthma, Emphysema, Chronic Bronchitis, Tuberculosis, or
    any other Respiratory disorder; colitis, ulcer or any
    other gastrointestinal disorder; jaundice, hepatitis,
    liver or kidney disorder?                                    [ ] Yes  [ ] No

3)  Cancer, tumor, polyp, breast, prostate or any other
    reproductive disorder; or any thyroid or endocrine
    disorder?                                                    [ ] Yes  [ ] No

4)  Brain, mental, anxiety, depression, suicide attempt, or
    seizure disorder; or any paralysis?                          [ ] Yes  [ ] No

5)  Diabetes, anemia, or any disorder of the blood; sugar,
    protein, or blood in the urine?                              [ ] Yes  [ ] No

6)  Used amphetamines, heroin, cocaine, marijuana, or any
    other illegal or controlled substance except as prescribed
    by a physician?                                              [ ] Yes  [ ] No

7)  Sought or been advised to seek treatment, limit or
    discontinue use of alcohol?                                  [ ] Yes  [ ] No

8)  Been on or are now on prescribed medication or diet?         [ ] Yes  [ ] No

9)  Has any Proposed Insured been told by a member of the
    medical profession that he or she had a diagnosis of AIDS
    (Acquired Immune Deficiency Syndrome), ARC (AIDS Related
    Complex), or the HIV (Human Immunodeficiency Virus)
    infection?                                                   [ ] Yes  [ ] No

10) Had or been advised to have any hospitalization,
    surgery, or any diagnostic test including, but not limited to, electrocardiograms, blood studies, scans, MRI's or
    other test?                                                  [ ] Yes  [ ] No

11) An examination, treatment or consultation with a doctor
    or health care provider other than above?                    [ ] Yes  [ ] No

12) Has any parent or sibling had any occurance prior to age
    60 of coronary artery disease, cardiovascular disease,
    intestinal cancer or melanoma?                               [ ] Yes  [ ] No

SECTION 17. DETAILS TO "YES" ANSWERS FOR MEDICAL QUESTIONS SECTION

                                                                                                       Name, Address and Phone # of
Question #       Proposed Insured's Name     Date, Diagnosis, Treatment, Results, and Duration         Attending Doctor and Hospital
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

SECTION 18. NAME AND ADDRESS OF PERSONAL PHYSICIAN AND REASON CONSULTED (IF
            NONE, SO STATE)

              Primary Insured                             Other Insured                                  Children
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

Date and reason last consulted a physician   Date and reason last consulted a physician   Date and reason last consulted a physician
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

LIFE APPLICATION

SECTION 19. RESIDENCY

A) Any Proposed Insured is a citizen of [ ] USA [ ] Other Country __________ Type of VISA ______________

B) How many years has the proposed insured resided in the USA? _________________

C) Does any proposed travel outside the USA?  [ ] Yes  [ ] No

If yes, provide details: include destination, number of trips, duration of each trip, purpose of trip, plans for the next year.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

SECTION 20. DRIVING RECORD

A) Has any Proposed Insured had their driver's license suspended, restricted, revoked, or been cited for a moving violation in the last 5 years?
   [ ] Yes     [ ] No

If yes, give reason:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

B) Has any Proposed Insured in the last ten years been convicted of a misdemeanor (other than a minor traffic violation) or felony?
   [ ]Yes      [ ] No

If yes, give reason:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

SECTION 21. SPECIAL ACTIVITIES

A) Except as a passenger on a regularly scheduled flight,
   has any proposed insured flown within the past 3 years, or does any proposed insured have plans to fly in the future?
   If yes, complete Aviation Questionnaire.                      [ ] Yes  [ ] No

B) In the past 3 years has any proposed insured participated in organized racing (automobile, motorcycle, or boat),
   underwater or sky diving, hang gliding, mountain or rock
   climbing? If yes, complete an Avocation Questionnaire.        [ ] Yes  [ ] No

SECTION 22. SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY--COMPLETE FOR ALL
            VARIABLE PLANS

A) Have you, the Proposed Primary Insured, and
   Applicant/Owner, if other than the Proposed Primary
   Insured, received the current Prospectus for the policy?      [ ] Yes  [ ] No

B) Do you understand that the Death Benefit may be variable
   or fixed under specific conditions?                           [ ] Yes  [ ] No

C) DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR
   (EXCLUSIVE OF ANY OPTIONAL BENEFITS), THE AMOUNT OF DEATH
   BENEFIT AND THE ENTIRE AMOUNT OF THE POLICY CASH VALUE MAY
   INCREASE OR DECREASE DEPENDING UPON THE INVESTMENT
   EXPERIENCE?                                                   [ ] Yes  [ ] No

D) With this in mind, is the policy in accordance with your
   insurance objectives and your anticipated financial needs?    [ ] Yes  [ ] No

E) Would you like to receive a statement of additional
   information?                                                  [ ] Yes

SECTION 23. TO BE COMPLETED BY APPLICANT/OWNER

Transfer Authorization: (See Prospectus for transfer procedures.)

Your policy applied for, if issued, will automatically receive transfer privileges described in the applicable prospectus unless declined below. These privileges allow the Owner to give the registered representative/agent of record for this policy authority to make transfers and to change the allocation of future payments among the Subaccounts and the Fixed Account on the Owner's behalf according to the Owner's instructions.

        [ ] I do NOT want transfer privileges.

Western Reserve Life will not be liable for complying with transfer instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such instructions, and Policyowners will bear the risk of any such loss. Western Reserve Life will employ reasonable procedures to confirm that transfer instructions are genuine. If Western Reserve Life does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. These procedures include but are not limited to requiring forms of personal identification prior to acting upon such transfer instruction, providing written confirmation of such transactions to the owner and/or tape recording of telephone transfer request instructions received.

SECTION 24. TAXPAYER IDENTIFICATION AND BACKUP WITHHOLDING CERTIFICATION

Under penalties of perjury, each of the undersigned hereby certifies (1) that the Social Security or Taxpayer Identification Number set forth on this application is correct and (2) that I am currently not subject to backup withholding. [Cross out (2) if not correct.] The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

LIFE APPLICATION

SECTION 25. OTHER INSURANCE-TO BE COMPLETED BY THE REGISTERED REPRESENTATIVE

1. Will the policy applied for replace or
   change any existing life insurance policy
   or annuity?                                          [ ] Yes  [ ] No

2. If replacement of existing insurance is
   involved, have you complied with all state
   requirements, including any Disclosure and
   Comparison Statements?                               [ ] Yes  [ ] No  [ ] N/A

    If "No," explain
_______________________________________________________________________________

SECTION 26. ACKNOWLEDGMENT OF APPLICANT AND PROPOSED INSURED

Each of the undersigned hereby certifies and represents as follows:

The statements and answers given on this application are true and correct. I acknowledge and agree (a) that this application and any amendments shall be the basis for any insurance issued; (b) that the agent does not have the authority to waive any question on this application, to decide if insurance will be issued, or to modify any term or provision of any insurance which may be issued based on this application, only a writing signed by an officer of the Company can change the terms of this application or the terms of any insurance issued by the Company; (c) no policy applied for shall take effect until all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the policy which was applied for and all answers on this application must be true and correct on the date such policy is received and accepted; and (3) on the date of the later of either
(1) or (2) above, all of the statements and answers given in this application must be true and complete, and there must have been no change in the insurability of any proposed insured. Unless otherwise stated the undersigned applicant is the premium payor and owner of the policy applied for.

I authorize Medical Information Bureau, Inc., my employer, any consumer reporting agency or insurance company, or any other individual or entity that possesses information concerning me to provide such information about me to Western Reserve Life Assurance Co. of Ohio, its representatives or its reinsurers.

The Company shall have sixty days from the date hereof within which to consider and act on this application and if within such period a policy has not been received by the applicant or if notice of approval or rejection has not been given, then this application shall be deemed to have been declined by the Company.

I ACKNOWLEDGE RECEIPT OF THE (1) NOTICE TO PERSONS APPLYING FOR INSURANCE REGARDING INVESTIGATIVE REPORT, (2) NOTICE OF DISCLOSURE OF INFORMATION, AND (3) NOTICE OF INSURANCE INFORMATION PRACTICES.

I UNDERSTAND THAT ANY OMISSIONS OR MISSTATEMENTS IN THIS APPLICATION COULD CAUSE AN OTHERWISE VALID CLAIM TO BE DENIED UNDER ANY INSURANCE ISSUED FROM THIS APPLICATION.

Signed at ______________________             _____________________                 on M M - D D - Y Y Y Y
                  (city)                            (state)                        ----------------------
                                                                                           (date)
__________________________________________________________________    _________________________________________________
Signature of Proposed Primary Insured/Owner                           Print Agent Name
(Child over age 15 must sign)

__________________________________________________________________
Signature of Proposed Other Insured

__________________________________________________________________    _________________________________________________
Signature of Applicant/Owner if other than the Proposed Primary       Signature of Licensed Agent    State License #
Insured (If business insurance, show title of officer and name of firm)

__________________________________________________________________
Signature of Proposed Contingent Owner (if applicable)

__________________________________________________________________    ______________________________
Signature of parent or legal guardian for insured(s) 15 and under     Agent #

                          THIS PAGE IS
                       INTENTIONALLY BLANK

                             ADDITIONAL INFORMATION

SECTION 1. PROPOSED OTHER INSURED             SPECIFIED AMOUNT $________________

1. Last Name                       First Name                               M.I.

2. Address        Apt#              City            State               Zip Code

3. Years at Address

4. Home Phone             (      )              -

5. Driver License Number                            State

6. Sex           [ ] Male [ ] Female

7. Date of Birth     M M - D D - Y Y Y Y

8. Insurable Age

9. Place of Birth - State/Country

10. Social Security Number          -          -

11. Height           ft      in

12. Weight           lbs

13. Marital Status

14. Relationship to Proposed Insured

15. Employer                                                               Years

16. Occupation & Duties

17. Employer's Address

18. Business Phone Number          (     )           -

19. Have you used TOBACCO or any other product containing NICOTINE in the last
    5 years? [ ] Yes [ ] No           Date last used________________

20. Rate Class Quoted: [ ] Preferred Elite [ ] Preferred Plus [ ] Preferred
    [ ] Non-Tobacco [ ] Preferred Tobacco [ ] Tobacco [ ] Juvenile

SECTION 2. PROPOSED OTHER INSURED             SPECIFIED AMOUNT $________________

1. Last Name                      First Name                                M.I.

2. Address        Apt#              City            State               Zip Code

3. Years at Address

4. Home Phone             (       )          -

5. Driver License Number                            State

6. Sex           [ ] Male [ ] Female

7. Date of Birth     M M - D D - Y Y Y Y

8. Insurable Age

9. Place of Birth - State/Country

10. Social Security Number            -                    -

11. Height          ft      in

12. Weight          lbs

13. Marital Status

14. Relationship to Proposed Insured

15. Employer                                                               Years

16. Occupation & Duties

17. Employer's Address

18. Business Phone Number                  (     )            -

19. Have you used TOBACCO or any other product containing NICOTINE in the last
    5 years? [ ] Yes [ ] No                  Date last used________________

20. Rate Class Quoted: [ ] Preferred Elite [ ] Preferred Plus [ ] Preferred
    [ ] Non-Tobacco [ ] Preferred Tobacco [ ] Tobacco [ ] Juvenile

SECTION 3. PROPOSED OTHER INSURED             SPECIFIED AMOUNT $________________

1. Last Name                      First Name                                M.I.

2. Address        Apt#              City            State               Zip Code

3. Years at Address

4. Home Phone             (       )           -

5. Driver License Number                            State

6. Sex           [ ] Male [ ] Female

7. Date of Birth     M M - D D - Y Y Y Y

8. Insurable Age

9. Place of Birth - State/Country

10. Social Security Number               -                     -

11. Height           ft       in

12. Weight           lbs

13. Marital Status

14. Relationship to Proposed Insured

15. Employer                                                               Years

16. Occupation & Duties

17. Employer's Address

18. Business Phone Number                  (     )         -

19. Have you used TOBACCO or any other product containing NICOTINE in the last
    5 years? [ ] Yes [ ] No      Date last used________________

20. Rate Class Quoted: [ ] Preferred Elite [ ] Preferred Plus [ ] Preferred
    [ ] Non-Tobacco [ ] Preferred Tobacco [ ] Tobacco [ ] Juvenile

SECTION 4. PROPOSED CONTINGENT OWNER

1. Last Name                      First Name                                M.I.

2. Address        Apt#              City            State               Zip Code

3. Years at Address

4. Home Phone             (      )         -

6. Sex           [ ] Male [ ] Female

7. Date of Birth     M M - D D - Y Y Y Y

10. Social Security Number           -              -

SECTION 5. CONTINUATION OF CHILDREN COVERED UNDER THE CHILDREN'S INSURANCE RIDER

COVERAGE AMOUNT $______ , _____________

Name          Relationship           Date of Birth          Height            Weight
------------------------------------------------------------------------------------
                                     MM - DD - YYYY      ft        in           lbs
------------------------------------------------------------------------------------
                                     MM - DD - YYYY      ft        in           lbs
------------------------------------------------------------------------------------
                                     MM - DD - YYYY      ft        in           lbs
------------------------------------------------------------------------------------

Are all children listed? [ ] Yes [ ] No     Are children living with proposed
primary insured? [ ] Yes [ ] No     If not, explain why:_____________________

SECTION 6. CONTINUATION OF OTHER INSURANCE IN FORCE

Proposed Insured Name       Company       Amount of insurance       Year issued       Replacement?
--------------------------------------------------------------------------------------------------
                                                                                       Yes      No
--------------------------------------------------------------------------------------------------
                                                                                       Yes      No
--------------------------------------------------------------------------------------------------
                                                                                       Yes      No
--------------------------------------------------------------------------------------------------
                                                                                       Yes      No
--------------------------------------------------------------------------------------------------

SECTION 7. CONTINUATION OF MEDICAL EXPLANATIONS

                                                                                         Name, Address and Phone # of
Question #  Proposed Insured's Name   Date, Diagnosis, Treatment, Results, and Duration  Attending Doctor and Hospital
----------------------------------------------------------------------------------------------------------------------
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

SECTION 8. DECLARATIONS

I (We) represent that all statements and answers made in this supplement are full, complete and true to the best of my (our) knowledge and belief. It is agreed that this statement shall be made part of the application, and is subject to all terms and conditions contained in the application.

sec. 1 _____________________________________________________________
       Signature of Proposed Other Insured (Child over 15 must sign)

sec. 2 _____________________________________________________________
       Signature of Proposed Other Insured (Child over 15 must sign)

sec. 3 _____________________________________________________________
       Signature of Proposed Other Insured (Child over 15 must sign)

       ________________________________________________________________________
       Signature of Applicant/Owner, if other than the Proposed Primary Insured

___________________________________     _____________________   ______________________
Witness (Registered Representative)     Name of Broker/Dealer   Signed at (City/State)

___________________________________     _____________________   ______________________
Witness (Registered Representative)     Name of Broker/Dealer   Signed at (City/State)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                  P.O. BOX 9026
                            CLEARWATER, FLORIDA 33758

                                  FRAUD WARNING

The following states require that insurance applicants acknowledge a fraud warning statement.

Please refer to the fraud warning statement for your state as indicated below.

FOR APPLICANTS IN ARKANSAS/LOUISIANA

                         Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

                         _____________________              ___________________
                         Applicant's Signature              Date

FOR APPLICANTS IN COLORADO

                         It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

                         _____________________              ___________________
                         Applicant's Signature              Date

FOR APPLICANTS IN DISTRICT OF COLUMBIA

                         It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.


                         _____________________              ___________________
                         Applicant's Signature              Date

FOR APPLICANTS IN FLORIDA

                         Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

                         _____________________              ___________________
                         Applicant's Signature              Date

FOR APPLICANTS IN KENTUCKY, OHIO, and PENNSYLVANIA

                         Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                         _____________________              ___________________
                         Applicant's Signature              Date

FOR APPLICANTS IN NEW JERSEY

                         Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                         _____________________              ___________________
                         Applicant's Signature               Date

FOR APPLICANTS IN NEW MEXICO

                         Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

                         _____________________              ___________________
                         Applicant's Signature              Date


FOR APPLICANTS IN OKLAHOMA

                         Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

                         _____________________              ___________________
                         Applicant's Signature              Date

FOR APPLICANTS IN VIRGINIA, MAINE and TENNESSEE

                         It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.
                          _____________________              ___________________
                          Applicant's Signature              Date

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                                       10

                                 AGENT'S REPORT

1.   a) How long have you known the Proposed Insured?

     ___________________________________________________________________

     b) Relationship to Proposed Primary Insured:

     ___________________________________________________________________

     c) Are you financially responsible for the Proposed Primary Insured:

                          [ ] Yes      [ ] No

2.   Did you give the "Notice of Information Practices" to the Proposed
     Insured(s)?

                          [ ] Yes      [ ] No

3. Are you submitting or do you plan to submit an application on any Proposed Insured on this application to any other company?

                          [ ] Yes      [ ] No

     Company Name______________________________________________________
     Face amount $_____________________________________________________
     Total face amount to be placed with all companies
     $_________________________________________________________________

4.   Medical Examination

     Are you arranging for the Medical Requirements?

     [ ] Yes Paramedical Service used: ________________________________

     [ ] No Request Western Reserve Life order medical reqs.

5.   Was money taken with the application?

                          [ ] Yes      [ ] No

     If "yes" was the Conditional Receipt completed and given to the applicant?

                          [ ] Yes      [ ] No

6.   Did you ask all questions in the presence of the Proposed Insured(s)?

                          [ ] Yes      [ ] No

7. Are you aware of anything about the health, habits, avocation, environment or mode of living, except as may be related directly or indirectly to sexual orientation, which may affect the insurability of any person proposed for insurance?

                          [ ] Yes      [ ] No

8.   If Proposed Insured is a juvenile (ages 0 through 15):

     (a) Did you personally see child? [ ] Yes      [ ] No

     (b) Does child live with parents? [ ] Yes      [ ] No

     (If "No," explain)________________________________________________

     __________________________________________________________________

     (c) Life insurance in force on parent's life? [ ] Yes      [ ] No

     If yes, list amount_______________________________________________

     (d) Life insurance applied for or in force on
         brothers and sisters? [ ] Yes      [ ] No

     If yes, list amount(s)______________________________________________

     ____________________________________________________________________

     ____________________________________________________________________

9. Is Proposed Primary Insured or Owner related to any InterSecurities, Inc. officer or employee? [ ] Yes [ ] No

10. Is Proposed Primary Insured or Owner a licensed Representative of any Broker/Dealer? [ ] Yes [ ] No

     If "Yes" Name and Address of Broker/Dealer

     ____________________________________________________________________

11.  Type of Sale (check two)
     [ ] Direct                      [ ] Pension or Profit Sharing
     [ ] Personal Needs Analysis     [ ] Salary Savings (EICS)
     [ ] Estate Planning             [ ] Gift
     [ ] Business Insurance          [ ] Salary Allotment

                             Purpose of Policy

     [ ] Personal Insurance          [ ] Business Insurance
     [ ] Mortgage                    [ ] Key Employee
     [ ] Retirement                  [ ] Executive Bonus
     [ ] Education                   [ ] Deferred Compensation
     [ ] Estate Liquidity                       [ ] Split Dollar
     [ ] Income to Family            [ ] Reverse Split Dollar
     [ ] Cash Accumulation           [ ] Other
     [ ] Wealth Replacement
     [ ] Buy/Sell - Is Partner applying for similar amount? [ ] Yes [ ] No

     Name of Partner ______________________________________________________

12. Was this plan sold, presented or illustrated as a VEBA, welfare benefit concept as defined under IRC Section 419, Charitable Legacy Plan, Charitable Retirement Plan, Charitable Remainder Life Program, or other similar arrangement?

                          [ ] Yes [ ] No

     If "Yes", have you completed and attached the required Disclosure, Acknowledgement and Release Form and the accompanying Attorney's Statement?

                          [ ] Yes [ ] No

13. Did you comply with all requirements relative to obtaining Informed Consent for HIV and AIDS testing? [ ] Yes [ ] No

Writing Agent Name______________________________________________________________

Agent No.___________________________ Last 4 digits of SSN ______________________

Agent's Telephone Number________________________________________________________

Agent's Fax Number______________________________________________________________

Agent's E-Mail__________________________________________________________________

Percent of Agent's Split________________________________________________________

Split Agent Name________________________________________________________________

   Agent No.____________________ Percent of Agent's Split_______________________

Split Agent Name________________________________________________________________

   Agent No.____________________ Percent of Agent's Split_______________________

I submit this application assuming full responsibility for delivery of any coverage issued and for immediate transmittal to the Company of the first premium when collected. I know of no condition affecting the insurability of any person proposed for insurance not fully set forth herein.I certify that a Notice of Information Practices statement was given to the Applicant when this application was taken. (If applicable)

$_____________ HAS BEEN PAID BY THE APPLICANT WITH THIS APPLICATION ______________________________________________ Signature of Writing Agent

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                                       12

WRL

                               CONDITIONAL RECEIPT

(Detach and leave with applicant if money is submitted with application. If within the past 12 months any proposed insured has been treated for or experienced heart trouble, stroke or cancer, no payment may be accepted with the application.)

PLEASE READ THIS CAREFULLY

Make all checks payable to the Company. Do not make checks payable to the agent or leave the payee blank or you may jeopardize the insurance for which you have applied.

Received from ______________________________, the sum of $_________________ for
the insurance or annuity application dated ________, with _____________________ as the proposed insured(s) or annuitant. The policy you applied for will not become effective unless and until a policy contract is delivered to you and all other conditions of coverage are met. However, subject to the conditions and limitations of this Receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of (1) the date of application and (2) the date of the last medical examination, tests, and other screenings required by the Company, if any (the "Effective Date"). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1. Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with the Company's underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3. The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our Home Office within the lifetime of the proposed insured;

4. All medical examinations, tests, and other screenings required of the proposed insured by the Company are completed and the results received at our Home Office within 60 days of the date the application was completed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our Home Office..

Any conditional coverage provided by this Receipt will terminate on the earliest of: (a) 60 days from the date the application was signed; (b) the date the Company either mails notice to the applicant of the rejection of the application and/or mails a refund of any amounts paid with the application; (c) when the insurance applied for goes into effect under the terms of the policy applied for; or (d) the date the Company offers to provide insurance on terms that differ from the insurance for which you have applied.

The aggregate amount of conditional coverage provided under this Receipt, if any, and any other conditional receipt issued by the Company shall be limited to the lesser of the amount(s) applied for or $500,000 of life insurance. There is no conditional coverage for riders or any additional benefits, if any, for which you have applied.

If one or more of this Receipt's conditions have not been met exactly, or if a proposed insured dies by suicide, the Company will not be liable except to return any payment made with the application.

If the Company does not approve and accept the application for insurance within 60 days of the date you signed the application, the application will be deemed to be rejected by the Company and there will be no conditional insurance coverage. In that case, the Company's liability will be limited to returning any payment(s) you have made upon return of this Receipt to the Company.

This Receipt is not valid unless all blanks are completed above and this Receipt is signed by an agent or authorized Company representative. This Receipt does not provide any conditional insurance until all of the conditions and requirements are met as outlined above.

Dated at _____________________ on _________      _______________________________
              City, State            Date        Agent or Authorized Company Rep

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                                       14

                    DETACH AND LEAVE THIS PAGE WITH APPLICANT

                    NOTICE TO PERSONS APPLYING FOR INSURANCE
                         REGARDING INVESTIGATIVE REPORT

To Proposed Insureds: In connection with this application, an investigative consumer report may be prepared about you. Such reports are part of the process of evaluating risks for life and health insurance. Typically, this report will contain information about your character, general reputation, personal characteristics and mode of living. The information in the report may be obtained by talking with you or members of your family, business associates, financial sources, neighbors, and others you know. You may ask to be interviewed in connection with the preparation of any such report. Also, we may have the report updated if you apply for more coverage.

UPON YOUR WRITTEN REQUEST, WE WILL LET YOU KNOW WHETHER A REPORT WAS PREPARED AND WE WILL GIVE YOU THE NAME, ADDRESS, AND TELEPHONE NUMBER OF THE AGENCY PREPARING THE REPORT. BY CONTACTING THAT AGENCY AND PROVIDING PROPER IDENTIFICATION, YOU MAY OBTAIN A COPY OF THE REPORT.

                       NOTICE OF DISCLOSURE OF INFORMATION

To Proposed Insureds: Information regarding your insurability will be treated as confidential. We or our reinsurer(s) may, however, make a brief report about it to the Medical Information Bureau, Inc. ("MIB"). MIB is a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or you submit a claim for benefits to another MIB member company, then MIB, if requested, will supply such company with the information it has on file.

Upon your request, MIB will disclose to you any information it has about you. If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of MIB's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02122. MIB's telephone number is (617) 426-3660.

                    NOTICE OF INSURANCE INFORMATION PRACTICES

To Proposed Insureds: Personal information may be collected from persons other than the individual(s) proposed for coverage. Such information as well as other personal or privileged information subsequently collected by us or our agent may in certain circumstances be disclosed to third parties without authorization. Upon request, you have the right to access your personal information and ask for corrections. You may obtain a complete description of our Information Practices by writing to Western Reserve Life Assurance Co. of Ohio, Attn: Director of Underwriting, P.O. Box 9026, Clearwater, Florida 33758-9026.

                                       15

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                                       16